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September 23, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

RE:   AUSA Life Insurance Company, Inc. Separate Account C -
      Advisor's Edge Variable Annuity and Dimensional Variable Annuity File No. 333-65149, 811-9062, CIK 947506
      Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), AUSA Life Insurance Company, Inc. Separate Account C, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the following underlying management investment companies:
AEGON/Transamerica Series Fund, Inc.; Credit Suisse Trust; DFA Investment Dimensions Group, Inc.; Federated Insurance Series; Montgomery Funds III; SteinRoe Variable Investment Trust; Strong Variable Insurance Funds, Inc.; and Wanger Advisors Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi-annual reports were filed with the Commission via EDGAR on the dates indicated:

o  AEGON/Transamerica Series Fund, Inc. (CIK: 778207) filed August 26, 2002
o  Credit Suisse Trust (CIK: 941568) filed August 26, 2002
o  DFA Investment Dimensions Group, Inc. (CIK: 355437) filed August 8, 2002
o  Federated Insurance Series (CIK: 912577) filed August 29, 2002
o  Montgomery Funds III (CIK: 930648) filed  August 28, 2002
o  SteinRoe Variable Investment Trust (CIK: 815425) filed September 19, 2002
o  Strong Variable Insurance Funds, Inc. (CIK: 883644) filed August 29, 2002
o  Wanger Advisors Trust (CIK: 929521) filed August 23, 2002

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brenda D. Sneed

Brenda D. Sneed
Assistant General Counsel